OTHER OPERATING EXPENSES, NET (Schedule of other operating income) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Other Income and Expenses [Abstract]
Mergers and acquisitions related expenses	$ 3,738	$ 2,568
Loss (income) from changes in fair value of earn-out considerations and Holdback Amount	(4,512)	3,765
Income from arbitrations and legal proceedings, net	0	(2,966)
Others, net	1,055	597
Operating Income (Loss), Total	$ 281	$ 3,964